LETTER OF TRANSMITTAL

For Tender of Shares of Common Stock

of

THE SWISS HELVETIA FUND, INC.

(the “Fund”)

Pursuant to the Offer to Purchase,

Dated January 13, 2014

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT

5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 11, 2014,

UNLESS THE FUND EXTENDS THE OFFER.

The Depositary for the Offer is:

The Colbent Corporation

If delivering by mail:	If delivering by hand or courier:

The Colbent Corporation	The Colbent Corporation
SWZ Tender Offer	SWZ Tender Offer
Attn: Corporate Actions	Attn: Corporate Actions
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184

DESCRIPTION OF SHARES TENDERED
(See Instructions 3 and 4)
Name(s) and Address of Registered Holder(s)
If there is any error in the name or address shown below, please make the necessary corrections
Certificate(s) Tendered (Attach and sign additional list if necessary)
Number of Shares
	Certificate	Represented by	Number of	Book Shares
	Number(s)*	Certificate(s)	Shares Tendered**	Tendered

Total Shares Tendered
Indicate in this box the order (by certificate number) in which shares of common stock are to be purchased in event of proration*** (attach additional signed list if necessary) (See Instruction 5):

*	Need not complete if shares are delivered by book-entry transfer.
**	If you desire to tender fewer than all shares evidenced by any certificate(s) listed above, please indicate in this column the number of shares of common stock you wish to tender. Otherwise, all shares evidenced by such certificate(s) will be deemed to have beentendered. See Instruction 4.
***	If you do not designate an order and the Fund purchases less than all shares tendered due to proration, the Depositary will select the shares that the Fund will purchase. See Instruction 5.

You should read this letter of transmittal and the accompanying instructions before you complete it. Delivery of this letter of transmittal to an address other than one of those set forth above will not constitute a valid delivery. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE COLBENT CORPORATION, THE DEPOSITARY FOR THE OFFER (THE “DEPOSITARY”). Deliveries to the Fund or AST Fund Solutions, LLC, the information agent for the Offer (the “Information Agent”), will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED

You should complete this letter of transmittal only if:

•	You are including with this letter of transmittal certificates representing shares that you are tendering; or

•

You are concurrently tendering shares by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company pursuant to Section 3 of the offer to purchase and you are not using an Agent’s Message (as defined in Instruction 2). (Delivery of the documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.)

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS

LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐

Check here if you are a financial institution that is a participant in The Depository Trust Company’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company, and complete the following:

Name(s) of Tendering Institution(s):

Account Number:	Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND CHECK EXACTLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SHARES.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1 and 8)	(See Instructions 1 and 8)

Complete this box ONLY if the check for the aggregate purchase price of shares purchased (less the amount of any applicable U.S. withholding taxes) and any certificate for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Complete this box ONLY if the check for the aggregate purchase price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificate for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Name _________________________________________________	Name _______________________________________________
(Please Print)	(Please Print)

Address _________________________________________________	Address ______________________________________________

__________________________________________________ (Include Zip Code)	_______________________________________________ (Include Zip Code)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

(See IRS Form W-9 Included Herewith)	(See IRS Form W-9 Included Herewith)

Ladies and Gentlemen:

The undersigned hereby tenders to The Swiss Helvetia Fund, Inc., a non-diversified, closed-end management investment company incorporated under the laws of the state of Delaware (the “Fund”), the above-described shares of its common stock, $0.001 par value per share. Unless otherwise indicated, all references to shares are to the Fund’s shares of common stock, $0.001 par value per share.

The tender of the shares is being made at the Purchase Price (as defined below) indicated in this letter of transmittal, net to the seller in cash, less applicable withholding taxes and without interest, pursuant to the Fund’s offer to purchase up to 4,579,480 (approximately 15%) of its issued and outstanding shares of common stock, on the terms and subject to the conditions set forth in this letter of transmittal and in the Fund’s offer to purchase, dated January 13, 2014 (which together, as they may be amended and supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this letter of transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of the Fund all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of the Fund; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of the Fund, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a)        deliver certificates representing the shares or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together in either such case with all accompanying evidence of transfer and authenticity, to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price (as defined below) with respect to such shares;

(b)        present certificates representing such shares for cancellation and transfer on the Fund’s books; and

(c)        receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that, on the terms and subject to the conditions of the Offer, the Fund will pay a purchase price per share for shares validly tendered and not properly withdrawn in the Offer, equal to 95% of its net asset value (“NAV”) per share determined as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”), the principal market on which the shares are traded, on the business day immediately following the day the Offer expires (the “Pricing Date,” and such price, expressed as a percentage of NAV per share, the “Purchase Price”). The Fund will not purchase shares that it does not accept for purchase because of proration provisions.

The undersigned hereby covenants, represents and warrants to the Fund that:

(a)        the undersigned (i) understands that it is a violation of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for a person, directly or indirectly, to tender shares for that person’s own account unless, at the time of tender and at the end of the proration period or period during which shares are accepted by lot (including any extensions thereof), the person so tendering has a net long position equal to or greater than the amount tendered in the Fund’s shares or in securities immediately convertible into, or exchangeable or exercisable for, the Fund’s shares, and in the Fund’s shares and will deliver or cause to be delivered the shares in accordance with the terms of the Offer; (ii) has a “net long position” in the shares, within the meaning of Rule 14e-4 under the Exchange Act, at least equal to the number of shares being tendered; and (iii) is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b)        the undersigned has full power of authority to tender, sell, assign and transfer the shares tendered hereby;

(c)        at the time and to the extent that the Fund accepts the shares for purchase, the Fund will acquire good and marketable title to such shares, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

(d)        the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase;

(e)        the Fund has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering shares pursuant to the Offer; and

(f)        the undersigned has read and agrees to all of the terms of the Offer.

The undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the Instructions to this letter of transmittal will constitute an agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Fund pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the offer to purchase, the Fund may terminate or amend the Offer, or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate purchase price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that the Fund has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this Offer is irrevocable.

THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

STOCKHOLDER(S) SIGN HERE

(See Instructions 1 and 6)

(Please Complete and Return the Attached IRS Form W-9 Below)

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.

Signature(s) of
Stockholder(s):

Dated:

Name(s):

(Please Print)

Capacity (full title):

Name(s):

(Please Print)

Address:
(Please Include Zip Code)

Telephone Number, including Area Code:

Taxpayer ID or
Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If Required, See Instruction 1 and 6)

Authorized Signature:

Name(s):

Name of Firm:

Address:

Address Line 2:

Telephone Number, including Area Code:

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms and Conditions of the Offer

1.        Guarantee of Signatures.  Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”). Signatures on this letter of transmittal need not be guaranteed if either: (a) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this letter of transmittal, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” in this letter of transmittal; or (b) such shares are tendered for the account of an Eligible Institution. See Instruction 6. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

2.        Delivery of Letter of Transmittal and Certificates.    You should use this letter of transmittal only if you are: (a) forwarding certificates with this letter of transmittal; or (b) causing the shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase. For your shares to be properly tendered, the Depositary must receive all of the following at one of its addresses set forth above in this letter of transmittal before or on the date the Offer expires:

•	either (a) the certificate(s) for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in Section 3 of the offer to purchase;

•

either (a) a properly completed and executed letter of transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an “Agent’s Message” (as defined in this Instruction 2) in the case of a book-entry transfer; and

•	any other documents required by this letter of transmittal.

The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares, that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that the Fund may enforce this agreement against the participant.

The method of delivery of all documents, including the letter of transmittal and certificates for shares, is at the option and risk of the tendering stockholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

The Fund will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

3.        Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers, the number of shares represented by the certificate(s) and the number of shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

4.        Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If you wish to tender fewer than all of the shares evidenced by any certificate(s) that you deliver to the Depositary, fill in the number of shares that you wish to tender in the column entitled “Number of Shares Tendered.” In this case, if the Fund purchases some but not all of the shares that you tender, the Fund will issue to you a new certificate for the unpurchased shares. The new certificate will be sent to the registered holder(s) promptly after the Expiration Date. Unless you indicate otherwise, all shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the Book-Entry Transfer Facility, any tendered but unpurchased shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-Entry Transfer Facility. In each case, shares will be returned or credited without expense to the stockholder.

5.        Order of Purchase in the Event of Proration. As described in Section 1 of the offer to purchase, stockholders may specify the order in which their shares of common stock are to be purchased in the event that, as a result of proration, the Fund purchases some but not all of the tendered shares pursuant to the terms of the Offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the shares that the Fund purchases. See Sections 1, 5 and 14 of the offer to purchase.

6.          Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a)        Exact Signatures. If this letter of transmittal is signed by the registered holder(s) of the shares of common stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)        Joint Holders. If the shares of common stock tendered hereby are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

(c)        Different Names on Certificates. If any tendered shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

(d)        Endorsements. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). Signature(s) on any such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the Depositary evidence satisfactory to the Fund that such person has authority so to act.

7.        Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. The Fund will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the Offer. If, however:

(a)        payment of the Purchase Price is to be made to any person other than the registered holder(s);

(b)        certificate(s) for shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such shares; OR

(c)        tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal,

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

8.        Special Payment and Delivery Instructions. If any of the following conditions holds:

(a)        check(s) for the Purchase Price of any shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this letter of transmittal;

(b)        check(s) for the Purchase Price are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

(c)        certificates for any shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal,

then, in each such case, you must complete the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” as applicable in this letter of transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 6.

9.        Taxpayer Identification Number and Certain U.S. Withholding Taxes. Under U.S. federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders or other payees pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder that is a U.S. person must provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) and certify that the stockholder is not subject to backup withholding by completing the IRS Form W-9 set forth below. In certain circumstances, a person acting on behalf of a stockholder that is a U.S. person may be required to file an IRS Form W-8IMY or other applicable IRS Form and all required attachments to establish that a payment to the stockholder is not subject to backup withholding. In order for a Non-U.S. stockholder (as defined in Section 14 of the offer to purchase) to establish that it is not subject to backup withholding, that stockholder must submit a Form W-8BEN or other applicable form, signed under penalties of perjury, instead of the IRS Form W-9.

A stockholder is a U.S. person if the stockholder is, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

If the Depositary is not provided with correct information on the IRS Form W-9, the stockholder may be subject to penalties imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding.

In order to satisfy the Depositary that a Non-U.S. stockholder is not subject to backup withholding, such stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the depository.

For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if shares are held in more than one name), consult the instructions included with the IRS Form W-9 set forth below.

Failure to complete the IRS Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS INCLUDED WITH THE IRS FORM W-9 SET FORTH BELOW FOR ADDITIONAL DETAILS.

In addition, as described in Section 3 of the offer to purchase, unless a reduced rate of withholding tax is applicable pursuant to an income tax treaty, or an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States (and, if an income tax treaty applies, the gross proceeds are attributable to a United States permanent establishment maintained by such Non-U.S. stockholder), proceeds payable pursuant to the Offer to a Non-U.S. stockholder or his, her or its agent may be subject to U.S. federal withholding tax at a rate of 30%. As a general matter, the Fund intends to withhold 30% (or lower treaty rate) of the payments made to Non-U.S. stockholders or their agents. A Non-U.S. stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the “complete termination,” “substantially disproportionate” or “not essentially equivalent to a dividend” tests described in Section 14 of the offer to purchase or if such stockholder is entitled to a reduced rate of withholding pursuant to a tax treaty and the Fund withheld at a higher rate.

In order to obtain a reduced rate of withholding under a tax treaty, a Non-U.S. stockholder must deliver to the Depositary or an intermediate making a payment to a Non-U.S. stockholder, before the payment, a properly completed and executed statement claiming such an exemption or reduction. Forms for such statements can be obtained from the Depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary or an intermediary making a payment to a Non-U.S. stockholder, before the payment, a properly executed statement claiming such exemption. Forms for such statements can be obtained from the Depositary. Non-U.S. stockholders should consult their own tax advisors regarding the application of the U.S. federal withholding tax, including their potential eligibility for a withholding tax reduction or exemption, and the refund procedure.

10.        Irregularities.    The Fund will determine in its sole discretion all questions as to the Purchase Price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Fund, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and the Fund’s interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. None of the Fund, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

11.        Questions; Requests for Assistance and Additional Copies.    Please direct any questions or requests for assistance or for additional copies of the offer to purchase or the letter of transmittal to the Information Agent at the telephone number and address set forth on the last page of this letter of transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

12.        Lost, Stolen, Destroyed or Mutilated Certificates.    If any certificate representing any shares has been lost, stolen, destroyed or mutilated, you should contact the Fund’s Transfer Agent, American Stock Transfer & Trust Company (the “Transfer Agent”), at (888) 556-0425 and ask for instructions on obtaining replacement certificate(s) prior to submitting this letter of transmittal. The Transfer Agent will require you to complete an affidavit of loss and return it to the Transfer Agent. You will then be instructed by the Transfer Agent as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the original certificate may be subsequently recirculated. You may only validly submit this letter of transmittal after you have received your replacement certificate from the Transfer Agent, and included it for processing herewith.

We cannot process this letter of transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

Give Form to the
Form W-9 Request for Taxpayer
(Rev. August 2013) requester. Do not
Identification Number and Certification send to the IRS.
Department of the Treasury
Internal Revenue Service
Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
2.
page Exemptions (see instructions): on Check appropriate box for federal tax classification: Individual/sole proprietor C Corporation S Corporation Partnership Trust/estate type Exempt payee code (if any) Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) a or Exemption from FATCA reporting
Instructions code (if any) a
Print Other (see instructions)
Specific Address (number, street, and apt. or suite no.) Requester’s name and address (optional)
See City, state, and ZIP code
List account number(s) here (optional)
Part I Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line Social security number to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other ––
entities, it is your employer identification number (EIN). If you do not have a number, see How to get a
TIN on page 3.
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose Employer identification number number to enter.
–
Part II Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.
Sign Signature of
Here U.S. person a Date a
General Instructions withholding tax on foreign partners’ share of effectively connected income, and
Section references are to the Internal Revenue Code unless otherwise noted. 4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.
Future developments. The IRS has created a page on IRS.gov for information Note. If you are a U.S. person and a requester gives you a form other than Form about Form W-9, at www.irs.gov/w9. Information about any future developments W-9 to request your TIN, you must use the requester’s form if it is substantially affecting Form W-9 (such as legislation enacted after we release it) will be posted similar to this Form W-9.
on that page. Definition of a U.S. person. For federal tax purposes, you are considered a U.S.
Purpose of Form person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to • A partnership, corporation, company, or association created or organized in the you, payments made to you in settlement of payment card and third party network United States or under the laws of the United States, transactions, real estate transactions, mortgage interest you paid, acquisition or • An estate (other than a foreign estate), or abandonment of secured property, cancellation of debt, or contributions you made • A domestic trust (as defined in Regulations section 301.7701-7). to an IRA.
Use Form W-9 only if you are a U.S. person (including a resident alien), to Special rules for partnerships. Partnerships that conduct a trade or business in provide your correct TIN to the person requesting it (the requester) and, when the United States are generally required to pay a withholding tax under section applicable, to: 1446 on any foreign partners’ share of effectively connected taxable income from
1. Certify that the TIN you are giving is correct (or you are waiting for a number such business. Further, in certain cases where a Form W-9 has not been received, to be issued), the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a 2. Certify that you are not subject to backup withholding, or U.S. person that is a partner in a partnership conducting a trade or business in the
United States, provide Form W-9 to the partnership to establish your U.S. status 3. Claim exemption from backup withholding if you are a U.S. exempt payee. If and avoid section 1446 withholding on your share of partnership income. applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the Cat. No. 10231X Form W-9 (Rev. 8-2013)
Form W-9 (Rev. 8-2013) Page 2
In the cases below, the following person must give Form W-9 to the partnership Updating Your Information for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business You must provide updated information to any person to whom you claimed to be in the United States: an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
For this type of account: Give name and SSN of:
Secure Your Tax Records from Identity Theft
1. Individual The individual
2. Two or more individuals (joint The actual owner of the account or, Identity theft occurs when someone uses your personal information such as your account) if combined funds, the first name, social security number (SSN), or other identifying information, without your 1 permission, to commit fraud or other crimes. An identity thief may use your SSN to individual on the account get a job or may file a tax return using your SSN to receive a refund.
3. Custodian account of a minor 2 The minor
To reduce your risk: (Uniform Gift to Minors Act)
1 • Protect your SSN, 4. a. The usual revocable savings The grantor-trustee trust (grantor is also trustee) • Ensure your employer is protecting your SSN, and b. So-called trust account that is 1 • Be careful when choosing a tax preparer.
The actual owner not a legal or valid trust under If your tax records are affected by identity theft and you receive a notice from state law the IRS, respond right away to the name and phone number printed on the IRS
5. Sole proprietorship or disregarded 3
The owner notice or letter. entity owned by an individual If your tax records are not currently affected by identity theft but you think you
6. Grantor trust filing under Optional The grantor*
Form 1099 Filing Method 1 (see are at risk due to a lost or stolen purse or wallet, questionable credit card activity Regulation section 1.671-4(b)(2)(i)(A)) or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For this type of account: Give name and EIN of: For more information, see Publication 4535, Identity Theft Prevention and Victim
7. Disregarded entity not owned by an The owner Assistance. individual Victims of identity theft who are experiencing economic harm or a system
8. A valid trust, estate, or pension trust 4 problem, or are seeking help in resolving tax problems that have not been resolved Legal entity through normal channels, may be eligible for Taxpayer Advocate Service (TAS)
9. Corporation or LLC electing The corporation assistance. You can reach TAS by calling the TAS toll-free case intake line at corporate status on Form 8832 or 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Form 2553
Protect yourself from suspicious emails or phishing schemes. Phishing is the 10. Association, club, religious, The organization creation and use of email and websites designed to mimic legitimate business charitable, educational, or other emails and websites. The most common act is sending an email to a user falsely tax-exempt organization claiming to be an established legitimate enterprise in an attempt to scam the user 11. Partnership or multi-member LLC The partnership into surrendering private information that will be used for identity theft.
12. A broker or registered nominee The broker or nominee
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does 13. Account with the Department of The public entity not request personal detailed information through email or ask taxpayers for the Agriculture in the name of a public PIN numbers, passwords, or similar secret access information for their credit card, entity (such as a state or local bank, or other financial accounts. government, school district, or If you receive an unsolicited email claiming to be from the IRS, forward this prison) that receives agricultural message to phishing@irs.gov. You may also report misuse of the IRS name, logo, program payments or other IRS property to the Treasury Inspector General for Tax Administration at 14. Grantor trust filing under the Form The trust 1-800-366-4484. You can forward suspicious emails to the Federal Trade 1041 Filing Method or the Optional Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-Form 1099 Filing Method 2 (see IDTHEFT (1-877-438-4338).
Regulation section 1.671-4(b)(2)(i)(B)) Visit IRS.gov to learn more about identity theft and how to reduce your risk.
1
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2
Circle the minor’s name and furnish the minor’s SSN.
3
You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4
List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
*Note. Grantor also must provide a Form W-9 to trustee of trust.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Important: The Colbent Corporation, the depositary for the Offer (the “Depositary”), must receive this letter of transmittal (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) before the Expiration Date.

The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth on the first page of this letter of transmittal.

Any questions or requests for assistance or for additional copies of the offer to purchase or the letter of transmittal may be directed to AST Fund Solutions, LLC, the information agent, at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the Depositary.

The Depositary for the Offer is:

The Colbent Corporation

If delivering by mail:	If delivering by hand or courier:

The Colbent Corporation	The Colbent Corporation
SWZ Tender Offer	SWZ Tender Offer
Attn: Corporate Actions	Attn: Corporate Actions
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184

The Information Agent for the Offer is:

AST Fund Solutions, LLC

1200 Wall Street West, 3rd Floor

Lyndhurst, NJ 07071

Toll-Free (866) 207-3649